Supplement to the
Strategic Advisers® Short Duration Fund
July 29, 2017
Prospectus

The following information replaces similar information for FIAM found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.

Robert Galusza (co-manager) has managed FIAM’s portion of the fund’s assets since 2012. Julian Potenza (co-manager) has managed FIAM's portion of the fund's assets since 2017.

The following information replaces the biographical information for FIAM found in the "Fund Management" section under the "Portfolio Manager(s)" heading.

Robert Galusza serves as a co-manager for FIAM's portion of the fund’s assets, which he has managed since 2012. He also manages other funds. Since joining Fidelity Investments in 1987, Mr. Galusza has worked as a research analyst and a portfolio manager.

Julian Potenza serves as a co-manager for FIAM's portion of the fund's assets, which he has managed since 2017. He also manages other funds. Since joining Fidelity Investments in 2007, Mr. Potenza has worked as a research analyst.

ASD-17-01 1.955931.104	October 26, 2017